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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                         G.G.S. PLASTIC ENGINEERING INC.
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
            Ontario, Canada                           N/A
        ------------------------               ----------------
        (State of incorporation               (I.R.S. Employer
            or organization)                 Identification No.)

           40 Simpson Road
        Bolton, Ontario, Canada                    L7E 1Y4
-----------------------------------------      --------------
(Address of principal executive offices)         (Zip Code)
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Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]


Securities Act registration statement file number to which this form relates:
                                   333-108111

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Shares
                                ----------------
                                (Title of class)




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                                                                              2

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.
        --------------------------------------------------------

                  This Registration Statement relates to the Common Shares of the registrant. A complete description of the Common Shares is set forth under the caption "Description of Securities" in the Preliminary Prospectus dated August 20, 2003 constituting a part of the Registration Statement on Form SB-2 dated August 20, 2003 (File No. 333-108111) filed by the registrant under the Securities Act of 1933. By this reference, such description is incorporated herein and made a part hereof.

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
Item 2.  Exhibits.
         --------

            1   - Articles of Incorporation of the Registrant, as amended to date
                  (incorporated by reference to Exhibit 3.1 to Registration Statement on
                  Form SB-2 No. 333-108111).

            2   - By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to
                  Registration Statement on Form SB-2 No. 333-108111).

            3   - "Description of Securities" incorporated in Item 1 hereof by reference to the Preliminary Prospectus dated August 20, 2003 constituting a part of the Registration Statement on Form SB-2 No. 333-108111.

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                                                                             3


SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                G.G.S. PLASTIC ENGINEERING INC.
                                -------------------------------
      (Registrant)


                                By /s/ Goyko Martinovic
                                   ------------------------------
                                       Goyko Martinovic
                                       President and Chief Executive Officer



Dated:  August 21, 2003




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                                                                            4

Index to Exhibits

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

                                                                                 Page
                                                                                 Number
                                                                                 ------
       1     -     Articles of Incorporation of the Registrant, as                 --
                   amended to date (incorporated by reference to
                   Exhibit 3.1 to Registration Statement on Form SB-2
                   No. 333-108111).

       2     -     By-laws of the Registrant (incorporated by                      --
                   reference to Exhibit 3.2 to Registration Statement
                   on Form SB-2 No. 333-108111).

       3     -     "Description of Securities" incorporated in Item 1              --
                   hereof by reference to the Preliminary Prospectus
                   dated August 20, 2003 constituting part of the
                   Registration Statement on Form SB-2 No. 333-108111.
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